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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 9, 2001




                             ANKER COAL GROUP, INC.
                             ----------------------
             (Exact Name Of Registrant As Specified in Its Charter)




           Delaware                        333-39643             52-1990183
           --------                        ---------             ----------
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
 incorporation or organization)            Number)           Identification No.)


           2708 Cranberry Square
         Morgantown, West Virginia                                   26508
         -------------------------                                   -----
 (Address Of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (304) 594-1616



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                             ANKER COAL GROUP, INC.
                                    FORM 8-K



                                TABLE OF CONTENTS


ITEM 5.  OTHER EVENTS. . . . . . . . . . . . . . . . . . . . . . . . .     1


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS . . . . . . . . . . . . . .     1


SIGNATURE PAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2


EXHIBIT INDEX . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3






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ITEM 5.  OTHER EVENTS

         Anker Coal Group, Inc. issued the attached press release on April 9, 2001.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)      Exhibits


         99.1     Press Release dated April 9, 2001






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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 ANKER COAL GROUP, INC.



                                                 /s/ Bruce Sparks
                                                 -----------------------------
                                                 Bruce Sparks
                                                 President


Date:  April 9, 2001





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